                          STOCKHOLDER VOTING AGREEMENT

     This Stockholder Voting Agreement (the "Agreement") dated as of March 6, 2000 is by and between Genzyme Corporation ("Genzyme"), a Massachusetts corporation, and the undersigned stockholder (the "Stockholder") of Biomatrix, Inc. ("Biomatrix"), a Delaware corporation.

                                  RECITALS

     A. Concurrently with the execution of this Agreement, Genzyme, Biomatrix and Seagull Merger Corporation ("Merger Sub"), a Massachusetts corporation, have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for a merger of Biomatrix with and into Merger Sub (the "Merger").

     B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of Biomatrix Common Stock, $0.0001 par value per share ("Biomatrix Common Stock") as is indicated on the signature page of this Agreement (the "Shares").

     C. Genzyme desires the Stockholder to agree, and the Stockholder is willing to agree, (i) not to transfer or otherwise dispose of any of the Shares, or any other shares of Biomatrix Common Stock acquired hereafter and prior to the Expiration Date (as defined in Section 9 below) (together with the Shares, the "Subject Shares"), except as contemplated hereunder; and (ii) to vote the Subject Shares so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1. AGREEMENT TO RETAIN. The Stockholder agrees, except as may be specifically required by court order, not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Subject Shares, or to make any offer or agreement relating thereto, except that the Stockholder may make bona fide gifts to research foundations or other charitable organizations so long as the donee agrees to be subject to and abide by the terms of this Agreement ("Permitted Transfers").

     2. AGREEMENT TO VOTE. At every meeting of the stockholders of Biomatrix called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Biomatrix with respect to any of the following, the Stockholder shall vote the Subject Shares (excluding any Subject Shares sold pursuant to Permitted Sales): (i) in favor of adoption of the Merger Agreement and approval of any matter that could reasonably be expected to facilitate the Merger; and (ii) against approval of any proposal made in opposition to, or competition with, consummation of the Merger and against any "Alternative Transaction" (as defined in the Merger Agreement) (each of the foregoing is hereinafter referred to as an "Opposing Proposal"). The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

     3. IRREVOCABLE PROXY. At the request of Genzyme, the Stockholder agrees to deliver to Genzyme a proxy in the form attached hereto as Annex 1 (the "Proxy") designating such persons as proxies as Genzyme shall specify.

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                                     -2-

     4. ELECTION. The Stockholder agrees that, without Genzyme's prior consent, he or she will not receive Merger Consideration in the form of cash with respect to more than 28.38% of the Shares.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to Genzyme as follows:

          5.1. OWNERSHIP OF SHARES. The Stockholder: (i) except for Subject Shares transferred in Permitted Transfers, is and will be at the time of the action of the stockholders of Biomatrix on the Merger, the record holder and beneficial owner of the Shares and the Subject Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Biomatrix other than the Shares (excluding shares as to which the Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

          5.2. NO PROXY SOLICITATIONS. The Stockholder will not, and will not permit any entity under the Stockholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (ii) initiate a stockholders' vote or action by consent of stockholders of Biomatrix with respect to an Opposing Proposal; or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Biomatrix that takes any action in support of an Opposing Proposal.

     6. NO LIMITATION ON DISCRETION AS DIRECTOR OR OFFICER. This Agreement is intended solely to apply to the exercise by the Stockholder, in his or her individual capacity, of rights attaching to ownership of the Subject Shares, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of the Stockholder with respect to, any action which may be taken or omitted by him or her acting in his or her fiduciary capacity as a director or officer of Biomatrix. These actions include without limitation any actions permitted to be taken by Biomatrix and its directors, officers, employees, agent and other representatives under Section 6.11 of the Merger Agreement.

     7. ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Genzyme, to carry out the intent of this Agreement.

     8. CONSENTED WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

     9. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of such date and time as (i) the Merger shall become effective in accordance with the provisions of the Merger Agreement; or (ii) five days after the termination of the Merger Agreement in accordance with its terms.

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                                     -3-

     10.  MISCELLANEOUS.

          10.1. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent riot held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid provision.

          10.2. BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either party without prior written consent of the other. Without the consent of the Stockholder, Genzyme may assign this Agreement to a permitted assignee under the Merger Agreement.

          10.3. AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          10.4. ENFORCEMENT. The parties hereto acknowledge that Genzyme may be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Accordingly, it is agreed that, in addition to any other remedies that may be available to Genzyme upon any such violation, Genzyme shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Genzyme at law or in equity.

          10.5. NOTICES. All notices, requests, claims, demands arid other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

          (a)    if to Genzyme, to:

                 Genzyme Corporation
                 One Kendall Square
                 Cambridge, MA  02139-1562

                 Attn:         Earl M. Collier, Jr., Executive Vice President

                 Telephone:    (617) 252-7500
                 Facsimile:    (617) 252-7802

                 with a copy to:

                 Palmer & Dodge LLP
                 One Beacon Street
                 Boston, Massachusetts 02108

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                                     -4-

                 Attn:  Paul M. Kinsella
                 Telephone: (617) 573-0100
                 Facsimile: (617) 227-4420

                 if to the Stockholder:

                 To the address for notice set forth on the last page hereof.


                 with a copy to:

                 Bingham Dana LLP
                 150 Federal Street
                 Boston, Massachusetts 02110
                 Attn: Justin P. Morreale
                 Telephone: (617) 951-8000
                 Facsimile: (617) 951-8736

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          10.6. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice of law principle that would dictate the application of the laws of another jurisdiction.

          10.7. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the panics with respect to such subject matter.

          10.8. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original, and both of which together shall constitute one and the same agreement.

          10.9. SECTION HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Stockholder Voting Agreement to be duly executed on the date and year first above written.

                                      GENZYME CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      STOCKHOLDER:



                                      By:
                                         ----------------------------------
                                      Name (print)

                                      Stockholder's Address for Notice:

                                      -------------------------------------

                                      -------------------------------------

                                      -------------------------------------

                                      Shares owned:

                                                    shares of Common Stock
                                      -------------

                                      Shares subject to outstanding options:


                                                    shares of Common Stock
                                      -------------








                [Signature Page to Stockholder Voting Agreement]

         The following Biomatrix, Inc. shareholders signed the form of Stockholder Voting Agreement.

                                                          Number of Shares of
                                 Number of Shares of      Common Stock Subject
         Individual              Common Stock Owned      to Outstanding Options
         ----------              -------------------     ----------------------
         Endre A. Balazs              3,951,892                     0
         Janet L. Denlinger           2,080,032                   30,000
         Rory B. Riggs                1,746,000                     0
         Maxine Seifert                  60,000                  109,000

                               IRREVOCABLE PROXY


     The undersigned stockholder of Biomatrix, Inc. ("Biomatrix"), a Delaware corporation, hereby irrevocably (to the extent provided in Section 212 of the Delaware General Corporation Law) appoints _____ and _____, and each of them individually, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's right, subject to the following paragraphs, with respect to the shares of capital stock of Biomatrix beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares are issued or issuable in respect thereof on or after the date hereof, until the day the Agreement and Plan of Merger (the "Merger Agreement") dated as of March 6, 2000 among Genzyme Corporation ("Genzyme"), a Massachusetts corporation, Seagull Merger corporation, a Massachusetts corporation, and Biomatrix, shall be terminated in accordance with its terms or the day the Merger (as defined in the Merger Agreement) is effective (the "Expiration Date"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

     This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is granted pursuant to the Stockholder Voting Agreement (the "Voting Agreement") dated as of March 6, 2000 between Genzyme and the undersigned stockholder, and is granted in consideration of Genzyme entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned, solely to the extent set forth as follows at every annual, special or adjourned meeting of stockholders of Biomatrix, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and the Merger and any matter could reasonably be expected to facilitate the Merger, and against any proposal made opposition to or competition with the consummation of the Merger and against Alternative Transaction (as defined in the Merger Agreement).

     The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Data at every annual, special or adjourned meeting of the stockholders of Biomatrix and in every written consent in lieu of such meeting, in favor of adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger, and against any merger, consolidation, sale of assets, reorganization or recapitalization of Biomatrix with any party other than Genzyme and its affiliates, and against any liquidation or winding up of Biomatrix, and may not exercise this proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

     All obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy is irrevocable.

Dated:________________, 2000             Signature of Stockholder:



                                         -----------------------------------

                                         Print Name of Stockholder:

                                         -----------------------------------

                                         Shares owned:

                                                        shares of Common Stock
                                         -------------

                                         Shares subject to outstanding options:

                                                        shares of Common Stock
                                         -------------